Exhibit 4.W

FORGIVENESS OF DEBT AND SHARES FOR DEBT AGREEMENT

THIS AGREEMENT is made effective as of the 13th day of March, 2014 (the "Effective Date").

BETWEEN:

MADISON MINERALS INC.
a corporation incorporated under the laws of the Province of British Columbia
(the "Corporation")

-and-

CHET IDZISZEK
an individual residing at 8000 Old Mine Road, Powell River, British Columbia V8A 0E9
("Idziszek")

WHEREAS:

A.	The Corporation is indebted to Idziszek for the Indebtedness (as defined below) immediately before the Effective Date; and

B.

The Corporation and Idziszek have agreed to a regime to reduce and satisfy the Indebtedness whereby 50% of the Indebtedness is forgiven, 25% of the Indebtedness is satisfied by the issuance of the Shares (as defined below) and the remaining 25% of the Indebtedness is satisfied by payment in cash.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these premises and of the representations and agreements herein contained it is hereby mutually agreed as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Agreement unless there is something in the subject matter or context inconsistent therewith the following words and phrases shall be defined as follows:

(a)	“Closing Date” has the meaning given to it in Section 2.2;

(b)

"Indebtedness" means any and all indebtedness and other obligations represented by the entitlement to payment of C$258,130 (representing accrued salary from the Corporation to Idziszek from February 2009 to October 2013) to Idziszek by the Corporation, including all principal, accrued and unpaid interest, costs, fees or any amounts whatsoever due and owing pursuant to the Indebtedness; and

(c)

"Shares" means 1,290,660 fully paid and non-assessable common shares in the capital of the Corporation with a deemed price of C$0.05 per common share to be issued to Idziszek pursuant to Section 2.1, subject to adjustment as is necessary to comply with regulations and policies of the TSX Venture Exchange.

ARTICLE 2
FORGIVENESS OF DEBT AND SHARES FOR DEBT

2.1	Forgiveness of Debt and Shares for Debt

The Corporation and Idziszek agree that:

(a)	50% of the Indebtedness is wholly and absolutely forgiven for all purposes;

(b)	25% of the Indebtedness is payable in cash on the Closing Date; and

(c)	25% of the Indebtedness is satisfied by the issuance of the Shares on the Closing Date.

2.2	Closing Date and Deliveries

The closing of the transactions contemplated herein shall occur on the fifth business day after the later of (a) the date the approval relating to the consummation of the transactions hereby contemplated is obtained from the TSX Venture Exchange and (b) the date the shareholders of the Corporation approve the proposed reverse takeover transaction with Battle Mountain Gold Inc. (the “Closing Date”).

2.3	Deliveries by the Corporation

On the Closing Date, the Corporation shall deliver to Idziszek certificates for the Shares registered in the name of Idziszek.

ARTICLE 3
GENERAL

3.1	Unenforceable Terms

If any term or condition of this Agreement or the application thereof to any party or circumstances shall be invalid or unenforceable to any extent the remainder of this Agreement or application of such term or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term or condition of this Agreement shall be valid and shall be enforceable to the fullest extent permitted bylaw.

3.2	Amendment

The parties agree that no amendment to this Agreement shall be binding upon the parties unless it is in writing and executed by the parties.

3.3	Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

[The rest of this page is intentionally left blank.]

3.4	Counterparts

This Agreement may be executed in one or more counterparts as may be necessary and by way of facsimile or e-mail transmission, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this agreement effective the day and year first above written.

MADISON MINERALS INC.

Per: Signed “J.G. Stewart”

Signed “Chet Idziszek”
CHET IDZISZEK

FORGIVENESS OF DEBT AND SHARES FOR DEBT AGREEMENT

THIS AGREEMENT is made effective as of the 13th day of March, 2014 (the "Effective Date").

BETWEEN:

MADISON MINERALS INC.

a corporation incorporated under the laws of the Province of British Columbia

(the "Corporation")

-and-

VIVIAN DANIELSON

an individual residing at 7701 Lougheed Highway, Agassiz, British Columbia V0M 1A0

("Danielson")

WHEREAS:

A.	The Corporation is indebted to Danielson for the Indebtedness (as defined below) immediately before the Effective Date; and

B.

The Corporation and Danielson have agreed to a regime to reduce and satisfy the Indebtedness whereby 50% of the Indebtedness is forgiven, 25% of the Indebtedness is satisfied by the issuance of the Shares (as defined below) and the remaining 25% of the Indebtedness is satisfied by payment in cash.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these premises and of the representations and agreements herein contained it is hereby mutually agreed as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Agreement unless there is something in the subject matter or context inconsistent therewith the following words and phrases shall be defined as follows:

(a)	“Closing Date” has the meaning given to it in Section 2.2

(b)

"Indebtedness" means any and all indebtedness and other obligations represented by the entitlement to payment of C$17,000 (representing accrued director’s fees owing from the Corporation to Danielson from January 2011 to October 2013) to Danielson by the Corporation, including all principal, accrued and unpaid interest, costs, fees or any amounts whatsoever due and owing pursuant to the Indebtedness; and

(c)

"Shares" means 85,000 fully paid and non-assessable common shares in the capital of the Corporation with a deemed price of C$0.05 per common share to be issued to Danielson pursuant to Section 2.1, subject to adjustment as is necessary to comply with regulations and policies of the TSX Venture Exchange.

ARTICLE 2
FORGIVENESS OF DEBT AND SHARES FOR DEBT

2.1	Forgiveness of Debt and Shares for Debt

The Corporation and Danielson agree that:

(a)	50% of the Indebtedness is wholly and absolutely forgiven for all purposes;

(b)	25% of the Indebtedness is payable in cash on the Closing Date; and

(c)	25% of the Indebtedness is satisfied by the issuance of the Shares on the Closing Date.

2.2	Closing Date and Deliveries

The closing of the transactions contemplated herein shall occur on the fifth business day after the later of (a) the date the approval relating to the consummation of the transactions hereby contemplated is obtained from the TSX Venture Exchange and (b) the date the shareholders of the Corporation approve the proposed reverse takeover transaction with Battle Mountain Gold Inc. (the “Closing Date”).

2.3	Deliveries by the Corporation

On the Closing Date, the Corporation shall deliver to Danielson certificates for the Shares registered in the name of Danielson.

ARTICLE 3
GENERAL

3.1	Unenforceable Terms

If any term or condition of this Agreement or the application thereof to any party or circumstances shall be invalid or unenforceable to any extent the remainder of this Agreement or application of such term or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term or condition of this Agreement shall be valid and shall be enforceable to the fullest extent permitted bylaw.

3.2	Amendment

The parties agree that no amendment to this Agreement shall be binding upon the parties unless it is in writing and executed by the parties.

3.3	Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

[The rest of this page is intentionally left blank.]

3.4	Counterparts

This Agreement may be executed in one or more counterparts as may be necessary and by way of facsimile or e-mail transmission, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this agreement effective the day and year first above written.

MADISON MINERALS INC.

Per:	Signed “Chet Idziszek”
Authorized Signatory

Signed “Vivian Danielson”
VIVIAN DANIELSON

FORGIVENESS OF DEBT AND SHARES FOR DEBT AGREEMENT

THIS AGREEMENT is made effective as of the 13th day of March, 2014 (the "Effective Date").

BETWEEN:

MADISON MINERALS INC.

a corporation incorporated under the laws of the Province of British Columbia

(the "Corporation")

-and-

ROBERT SIBTHORPE

an individual residing at 1018 Indian Road, Mississauga, Ontario L5H 1R5

("Sibthorpe")

WHEREAS:

A.	The Corporation is indebted to Sibthorpe for the Indebtedness (as defined below) immediately before the Effective Date; and

B.

The Corporation and Sibthorpe have agreed to a regime to reduce and satisfy the Indebtedness whereby 50% of the Indebtedness is forgiven, 25% of the Indebtedness is satisfied by the issuance of the Shares (as defined below) and the remaining 25% of the Indebtedness is satisfied by payment in cash.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these premises and of the representations and agreements herein contained it is hereby mutually agreed as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Agreement unless there is something in the subject matter or context inconsistent therewith the following words and phrases shall be defined as follows:

(a)	“Closing Date” has the meaning given to it in Section 2.2;

(b)

"Indebtedness" means any and all indebtedness and other obligations represented by the entitlement to payment of C$17,000 (representing accrued director’s fee owing from the Corporation to Sibthorpe from January 2011 to October 2013) to Sibthorpe by the Corporation, including all principal, accrued and unpaid interest, costs, fees or any amounts whatsoever due and owing pursuant to the Indebtedness; and

(c)

"Shares" means 85,000 fully paid and non-assessable common shares in the capital of the Corporation with a deemed price of C$0.05 per common share to be issued to Sibthorpe pursuant to Section 2.1, subject to adjustment as is necessary to comply with regulations and policies of the TSX Venture Exchange.

ARTICLE 2
FORGIVENESS OF DEBT AND SHARES FOR DEBT

2.1	Forgiveness of Debt and Shares for Debt

The Corporation and Sibthorpe agree that:

(a)	50% of the Indebtedness is wholly and absolutely forgiven for all purposes;

(b)	25% of the Indebtedness is payable in cash on the Closing Date; and

(c)	25% of the Indebtedness is satisfied by the issuance of the Shares on the Closing Date.

2.2	Closing Date and Deliveries

The closing of the transactions contemplated herein shall occur on the fifth business day after the later of (a) the date the approval relating to the consummation of the transactions hereby contemplated is obtained from the TSX Venture Exchange and (b) the date the shareholders of the Corporation approve the proposed reverse takeover transaction with Battle Mountain Gold Inc. (the “Closing Date”).

2.3	Deliveries by the Corporation

On the Closing Date, the Corporation shall deliver to Sibthorpe certificates for the Shares registered in the name of Sibthorpe.

ARTICLE 3
GENERAL

3.1	Unenforceable Terms

If any term or condition of this Agreement or the application thereof to any party or circumstances shall be invalid or unenforceable to any extent the remainder of this Agreement or application of such term or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term or condition of this Agreement shall be valid and shall be enforceable to the fullest extent permitted bylaw.

3.2	Amendment

The parties agree that no amendment to this Agreement shall be binding upon the parties unless it is in writing and executed by the parties.

3.3	Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

[The rest of this page is intentionally left blank.]

3.4	Counterparts

This Agreement may be executed in one or more counterparts as may be necessary and by way of facsimile or e-mail transmission, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this agreement effective the day and year first above written.

MADISON MINERALS INC.

Per:	Signed “Chet Idziszek”
Authorized Signatory

Signed “Robert Sibthorpe”
ROBERT SIBTHORPE

FORGIVENESS OF DEBT AND SHARES FOR DEBT AGREEMENT

THIS AGREEMENT is made effective as of the 13 day of March, 2014 (the "Effective Date").

BETWEEN:

MADISON MINERALS INC.

a corporation incorporated under the laws of the Province of British Columbia

(the "Corporation")

-and-

J.G. STEWART HOLDINGS LTD. (formerly JGS Law Corporation Ltd.)

a company with an address at 6249 Elm Street, Vancouver, British Columbia, V6N 1B2

("JGS")

WHEREAS:

A.	The Corporation is indebted to JGS for the Indebtedness (as defined below) immediately before the Effective Date; and

B.

The Corporation and JGS have agreed to a regime to reduce and satisfy the Indebtedness whereby 50% of the Indebtedness is forgiven, 25% of the Indebtedness is satisfied by the issuance of the Shares (as defined below) and the remaining 25% of the Indebtedness is satisfied by payment in cash.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of these premises and of the representations and agreements herein contained it is hereby mutually agreed as follows:

ARTICLE 1
INTERPRETATION

1.1	Definitions

In this Agreement unless there is something in the subject matter or context inconsistent therewith the following words and phrases shall be defined as follows:

(a)	“Closing Date” has the meaning given to it in Section 2.2;

(b)

"Indebtedness" means any and all indebtedness and other obligations represented by the entitlement to payment of C$93,100 (representing accrued legal fees owing from the Corporation to JGS from October 2012 to January 2013) to JGS by the Corporation, including all principal, accrued and unpaid interest, costs, fees or any amounts whatsoever due and owing pursuant to the Indebtedness; and

(c)

"Shares" means 465,500 fully paid and non-assessable common shares in the capital of the Corporation with a deemed price of C$0.05 per common share to be issued to JGS pursuant to Section 2.1, subject to adjustment as is necessary to comply with regulations and policies of the TSX Venture Exchange.

ARTICLE 2
FORGIVENESS OF DEBT AND SHARES FOR DEBT

2.1	Forgiveness of Debt and Shares for Debt

The Corporation and JGS agree that:

(a)	50% of the Indebtedness is wholly and absolutely forgiven for all purposes;

(b)	25% of the Indebtedness is payable in cash on the Closing Date; and

(c)	25% of the Indebtedness is satisfied by the issuance of the Shares on the Closing Date.

2.2	Closing Date and Deliveries

The closing of the transactions contemplated herein shall occur on the fifth business day after the later of (a) the date the approval relating to the consummation of the transactions hereby contemplated is obtained from the TSX Venture Exchange and (b) the date the shareholders of the Corporation approve the proposed reverse takeover transaction with Battle Mountain Gold Inc. (the “Closing Date”).

2.3	Deliveries by the Corporation

On the Closing Date, the Corporation shall deliver to JGS certificates for the Shares registered in the name of JGS.

ARTICLE 3
GENERAL

3.1	Unenforceable Terms

If any term or condition of this Agreement or the application thereof to any party or circumstances shall be invalid or unenforceable to any extent the remainder of this Agreement or application of such term or condition to a party or circumstance other than those to which it is held invalid or unenforceable shall not be affected thereby and each remaining term or condition of this Agreement shall be valid and shall be enforceable to the fullest extent permitted bylaw.

3.2	Amendment

The parties agree that no amendment to this Agreement shall be binding upon the parties unless it is in writing and executed by the parties.

3.3	Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

[The rest of this page is intentionally left blank.]

3.4	Counterparts

This Agreement may be executed in one or more counterparts as may be necessary and by way of facsimile or e-mail transmission, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this agreement effective the day and year first above written.

MADISON MINERALS INC.

Per:	Signed”Ian Brown”
Authorized Signatory

J.G. STEWART HOLDINGS LTD.

Per:	Signed “J.G. Stewart”
Authorized Signatory